SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549


                                   FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  September 24, 1997
                                                  __________________

                          EQUITABLE OF IOWA COMPANIES
_______________________________________________________________________________
            (Exact name of registrant as specified in its charter)


                                     Iowa
_______________________________________________________________________________
                (State or other jurisdiction or incorporation)


         0-8590                                          42-1083593
__________________________                    _________________________________
(Commission File Number)                      (IRS Employer Identification No.)


909 Locust Street, Des Moines, Iowa                                    50309
_______________________________________________________________________________
(Address of principal executive offices)                             (Zip Code)


                                (515) 698-7000
_______________________________________________________________________________
             (Registrant's Telephone Number, Including Area Code)


_______________________________________________________________________________
        (Former name or former address, if changed since last report.)

















Item 5.   Other Events.
_______   _____________

On September 24, 1997, Equitable of Iowa Companies declared a regular quarterly cash dividend payable October 23, 1997 at the rate of $0.165 per share of Common Stock to shareholders of record on October 10, 1997.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EQUITABLE OF IOWA COMPANIES


                                         By:   /S/ John A. Merriman
                                               _____________________________
                                               John A. Merriman,
                                               General Counsel and Secretary



Date:  September 25, 1997